Exhibit 99.1

Deloitte & Touche LLP

3 Second   Street Suite 301

Harborside Plaza 10

Jersey City, NJ 07302

USA

Tel:  +1 212 937 8202 www.deloitte.com

SoFi Bank, National Association 2750 East Cottonwood Parkway, Suite 300 Cottonwood Heights, Utah 84121

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of consumer loans in connection with the proposed offering of SoFi Consumer Loan Program 2026-4 Trust. SoFi Bank, National Association (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Loan File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Loan File. Additionally, J.P. Morgan Securities LLC (together, with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On July 28, 2026, representatives of the Company provided us a computer-generated consumer loan data file and related record layout containing data, as represented to us by the Company, as of close of business July 19, 2026, with respect to 39,776 consumer loans (the “Statistical Loan File”).

At the Company’s instruction and using methodologies provided to us by the Company, we randomly selected 125 consumer loans from the Statistical Loan File (the “Sample Loans”) and performed certain comparisons and recomputations for each of the Sample Loans relating to the characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

Member of Deloitte Touche Tohmatsu Limited

Characteristics

1.    Loan number (for informational purposes)
2.    Original loan balance
3.    Loan maturity date
4.    Initial term
5.    Origination fee amount
6.    Currency
7.    Borrower state
8.    Current interest rate
9.    Current loan balance
10.   Loan origination date
11.   Forbearance end date (if applicable)
12.   Scheduled monthly payment
13. Loan status
14.
ACH discount amount
15.
Next due date
16.
Repayment term remaining
17.
Days past due
18.
Credit score
19.
Borrower FICO score
20.
Co-Borrower FICO score (if applicable)
21.
Housing status
22.
Free cash flow
23.
Gross borrower coupon
24.
Credit tier
25.
Borrower income

We compared Characteristics 2. through 6. to the corresponding information set forth on or derived from the Promissory Note or Approval Disclosure Statement (collectively, the “Originating Documents”).

We compared Characteristics 7. through 17. to an electronic loan file, prepared, created and delivered by the Company on July 29, 2026, from the servicer system as of the close of business on July 19, 2026 (the “Servicer System File”).

We compared Characteristics 18. through 24. to the corresponding information set forth on or derived from the “Underwriting System File.”

Using methodologies provided to us by the Company, we compared Characteristic 25. to the corresponding information set forth on or derived from the Underwriting System File, Income Verification Documentation, Residential Income Projection File or Gross Income Calculation Methodology File (collectively, the “Gross Income Verification Documentation”).

For purposes of our procedures and at your instruction:

●
with respect to our comparison of Characteristic 3., for the Sample Loan indicated in Appendix A, we noted a difference with respect to the loan maturity date set forth the Statistical Data File when compared to the loan maturity date set forth on the Originating Documents. For this Sample Loan, we were instructed to perform an additional procedure and compare the loan maturity date set forth on the Statistical Loan File to the corresponding information set forth on a screen shot from the Company’s servicing system (the “Servicing System Screenshot”). Further, differences of 30 days or less are deemed to be “in agreement;”

●
with respect to our comparison of Characteristic 12., differences of $1.00 or less are deemed to be “in agreement;”

●
with respect to our comparison of Characteristic 18., for Sample Loans with an additional borrower and (i) an origination date prior to July 1, 2025, we were instructed to compare the credit score as set forth on the Statistical Loan File to the average of the borrower FICO score and co-borrower FICO scores (each as set forth on the Underwriting System File) and (ii) an origination date on or after July 1, 2025, we were instructed to compare the credit score as set forth on the Statistical Loan File to the higher of the borrower FICO score and co-borrower FICO score (each as set forth on the Underwriting System File);

●
with respect to our comparison of Characteristic 22., differences of $0.01 or less are deemed to be “in agreement;” and

●
with respect to our comparison of Characteristic 25., differences of 3.5% or less of the borrower income set forth on the Statistical Loan File are deemed to be “in agreement.”

The consumer loan documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above-mentioned Loan Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the consumer loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the consumer loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Loan File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services. None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

August 27, 2026

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated August 27, 2026.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 3. for the following Sample Loan:

46498521

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.